Exhibit 99.2

ITW Conference Call

Fourth Quarter

2003

ITW
Agenda

1.

Introduction……………………..John Brooklier

2.

Financial Overview……………..Jon Kinney

3.

Manufacturing Segments……… John Brooklier

4.

Forecast 2004…………………………Jon Kinney

5.

Q & A…………………………...Kinney/Brooklier

ITW
Forward-Looking Statements

                      This conference call contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding end market conditions and base business expectations for full year 2004 and the company’s related earnings forecasts.  These statements are subject to certain risks, uncertainties, and other factors, which could cause actual results to differ materially from those anticipated, including, without limitation, the risks described herein.  Important factors that may influence future results include (1) a downturn in the construction, automotive, general industrial, food service and retail, or commercial real estate markets, (2)
deterioration in global and domestic business and economic conditions, particularly in North America, the European Community or Australia, (3)
the favorable or unfavorable impact of foreign currency fluctuations, (4)
an interruption in, or reduction in, introducing new products into the
Company’s product line, and (5) a continuing unfavorable environment for making acquisitions or dispositions, domestic and international, including adverse accounting or regulatory requirements and market values of candidates.

Conference Call Playback

Replay number: 402-220-9672

Telephone replay available through
midnight of February 12, 2004

No pass code necessary

Web cast / PowerPoint replay available at
itw.com website

ITW
Quarterly Highlights

2002

2003

Q4

Q4

Amount

%

Operating Revenues

2,427.4

2,626.0

198.6

8.2%

Operating Income

369.9

431.7

61.8

16.7%

% of Revenues

15.2%

16.4%

1.2%

Income From Continuing Operations

Income Amount

227.9

286.9

59.0

25.9%

Income Per Share-Diluted

0.74

0.93

0.19

25.7%

Average Invested Capital

6,496.5

6,875.6

379.1

5.8%

Return on Average Invested Capital

14.8%

17.3%

2.5%

Free Operating Cash Flow

294.2

425.7

131.5

44.7%

F(U) Last Year

ITW
Quarterly Operating Analysis

Revenue

Income

Margins

Base Manufacturing Business

Operating Leverage

0.4%

1.1%

0.1%

Non Volume Related

5.8%

0.9%

Total

0.4%

6.9%

1.0%

Acquisitions / Divestitures

4.0%

2.3%

-0.3%

Translation

5.9%

5.8%

-0.1%

Restructuring

2.6%

0.4%

Leasing & Investment

-1.9%

-0.9%

0.2%

Other Revenue

-0.2%

Total

8.2%

16.7%

1.2%

ITW
Leasing & Investment

2002

2003

Q4

Q4

Amount

%

Operating Revenues

74.1

27.9

(46.2)

-62.4%

Operating Income

25.7

22.7

(3.0)

-11.7%

Operating Margins

34.7%

81.3%

46.6%

F(U) Last Year

ITW
Non Operating & Taxes

2002

2003

Q4

Q4

Amount

%

Operating Income

369.9

431.7

61.8

16.7%

Interest Expense

(17.9)

(18.0)

(0.1)

Other Income (Expense)

(1.3)

3.5

4.8

Income From Continuing Operations-P/T

350.7

417.2

66.5

19.0%

Income Taxes

122.8

130.3

7.5

% to Pre Tax Income

35%

31%

4%

Income From Continuing Operations-A/T

227.9

286.9

59.0

25.9%

F(U) Last Year

ITW
Invested Capital

12/31/02

9/30/03

12/31/03

Trade Receivables

1,500.0

1,701.9

1,721.2

Days Sales Outstanding

55.6

60.5

59.0

Inventories

962.7

980.0

992.0

Months on Hand

1.8

1.8

1.7

Other Current Assets

354.3

353.0

385.5

Accounts Payable & Accruals

(1,476.8)

(1,452.4)

(1,432.8)

Operating Working Capital

1,340.2

1,582.5

1,665.9

% to Revenue(Prior 4 Qtrs.)

14%

16%

17%

Net plant & Equipment

1,631.2

1,670.2

1,728.6

Investments, net of  L&I Debt

622.3

584.2

633.4

Goodwill

2,394.5

2,519.4

2,511.3

Other net

415.0

427.6

428.1

Invested Capital

6,403.2

6,783.9

6,967.3

ITW
Debt & Equity

12/31/02

9/30/03

12/31/03

Total Capital

Short Term Debt

121.6

70.2

56.1

Long Term Debt

1,460.4

926.2

920.4

Total Debt

1,582.0

996.4

976.5

Stockholders' Equity

6,649.0

7,399.7

7,874.3

Total Capital

8,231.0

8,396.1

8,850.8

Less:

Leasing & Investment Debt

(770.1)

(239.4)

(199.0)

Cash

(1,057.7)

(1,372.8)

(1,684.5)

Net Debt & Equity

6,403.2

6,783.9

6,967.3

Debt to Total Capital

19%

12%

11%

Debt to Total Capital (x L&I)

11%

12%

11%

2002

2003

Q4

Q4

Net Income

223.0

283.3

Adjust for Non-Cash Items

11.8

263.1

Changes in Operating Assets & Liab.

109.8

(69.1)

Net Cash From Operating Activities

344.6

477.3

Additions to Plant & Equipment

(78.9)

(75.3)

Proceeds from investments

28.5

23.7

Free Operating Cash Flow

294.2

425.7

Acquisitions

(82.5)

(55.6)

Investments

(3.9)

(25.4)

Dividends

(70.5)

(73.8)

Debt

(20.0)

(34.2)

Other

220.0

74.9

Net Cash Increase

337.3

311.6

ITW
Cash Flow

ITW
Return on Average Invested Capital

2002

2003

F(U)

Current Quarter

Q4

Q4

Prior Yr.

Operating Income after taxes

240.5

296.9

56.4

Operating Margins

9.9%

11.3%

1.4%

Average Invested Capital

6,496.5

6,875.6

379.1

Capital Turnover

1.49

1.53

0.04

Return on Average Invested Capital

14.8%

17.3%

2.5%

2002

2003

F(U)

Year to Date

Q4

Q4

Prior Yr.

Operating Income after taxes

978.8

1,078.1

99.3

Operating Margins

10.3%

10.7%

0.4%

Average Invested Capital

6,517.7

6,685.3

167.6

Capital Turnover

1.45

1.50

0.05

Return on Average Invested Capital

15.0%

16.1%

1.1%

ITW
Acquisitions

Q1

Q2

Q3

Q4

Q1

Q2

Q3

Q4

Annual Revenues Acquired

31

59

33

72

49

35

231

32

Purchase Price

Cash Paid

35

57

14

82

44

30

74

56

Stock Issued

-

-

-

-

-

-

-

-

Total

35

57

14

82

44

30

74

56

Number of Acquisitions

North America

Engineered Products

2

1

1

1

1

-

3

3

Specialty Systems

-

2

1

2

-

2

1

1

International

Engineered Products

1

2

1

-

-

1

2

1

Specialty Systems

2

2

2

1

7

3

3

-

Total

5

7

5

4

8

6

9

5

2002

2003

Key Economic Data

December ’03 ISM: 66.2% is up from 53.7% in
September ’03

US Industrial Production (ex. Tech.): +1.6% in
December ’03 compared to -2.3% in August ’03

Euro-Zone Purchasing Manager’s Index: 52.4% in
December ’03 vs. 50.1% in September ’03

Euro-Zone Industrial Production: 0.9% in
November ’03 vs. –0.4% in July ’03

ITW
Engineered Products – North America

2002

2003

Q4

Q4

Amount

%

Operating Revenues

726.5

748.6

22.1

3.0%

Operating Income

125.4

114.2

(11.2)

-8.9%

Operating Margins

17.3%

15.3%

-2.0%

F(U) Last Year

Engineered Products-North America
Quarterly Analysis

Operating

Operating

Operating

Revenue

Income

Margins

Base Business

Operating Leverage

0.6%

1.4%

0.1%

Non Volume Related

-11.3%

-1.9%

Total

0.6%

-9.9%

-1.8%

Acquisitions / Divestitures

1.9%

1.3%

-0.1%

Translation

0.5%

0.5%

0.0%

Restructuring

-0.8%

-0.1%

Total

3.0%

-8.9%

-2.0%

% F(U) Prior Year

Engineered Products-North America
Key Points

Total Construction: +1%

ITW construction base revenues: +9% for Q4

     -Commercial construction: slightly positive

     -New housing: +5% to +10%

     -Renovation/rehab: +5% to +10%

Wilsonart base revenues declined 5% for the quarter; flooring positive, basic laminate still weak

2004 End Markets:

New housing: -3% to –4%

Renovation: +3% to +4%

Commercial: Flat to slightly up

Engineered Products-North America
Key Points

Auto base revenues: -3% for Q4

Big 3 build rates: -3% for Q4

GM: -2%

Ford: -4%

Chrysler: -2%

December Big 3 inventories: 72 days

GM: 69 days

Ford: 76 days

Chrysler: 73 days

ITW estimate for 2004:

Q1: -3%

FY: -3%

Industrial:

            Base revenues: increased +3% for Q4

ITW
Engineered Products – International

2002

2003

Q4

Q4

Amount

%

Operating Revenues

448.1

535.5

87.4

19.5%

Operating Income

66.7

86.4

19.7

29.5%

Operating Margins

14.9%

16.1%

1.2%

F(U) Last Year

Engineered Products-International
Quarterly Analysis

Operating

Operating

Operating

Revenue

Income

Margins

Base Business

Operating Leverage

2.4%

6.2%

0.5%

Non Volume Related

4.2%

0.6%

Total

2.4%

10.4%

1.1%

Acquisitions / Divestitures

1.5%

1.7%

0.0%

Translation

15.6%

18.2%

0.2%

Restructuring

-0.8%

-0.1%

Total

19.5%

29.5%

1.2%

% F(U) Prior Year

Engineered Products-International
Key Points

Construction base revenues: +3% in Q4

Europe: +3% growth (strength in France, Germany and
UK)

Austral-Asia: +2% (Paslode / Buildex strength)

Wilsonart Intl.: +3% (good activity in China)

Automotive base revenues: 0% in Q4

Builds: -2% ytd

BMW: -2%; Ford: -4%; VW: -5%; Daimler: -3%; GM:
+2%; Renault: +3%

ITW forecasting FY ’04 builds: +2% to +3%

Industrial base revenues: +5%

Industrial plastics, polymers and electronic component
packaging all grew base revenues

ITW
Specialty Systems-North America

2002

2003

Q4

Q4

Amount

%

Operating Revenues

801.3

859.8

58.5

7.3%

Operating Income

115.7

140.8

25.1

21.7%

Operating Margins

14.4%

16.4%

2.0%

F(U) Last Year

Specialty Systems-North America
Quarterly Analysis

Operating

Operating

Operating

Revenue

Income

Margins

Base Business

Operating Leverage

2.4%

7.0%

0.7%

Non Volume Related

5.3%

0.8%

Total

2.4%

12.3%

1.5%

Acquisitions / Divestitures

4.0%

1.7%

-0.4%

Translation

0.9%

1.3%

0.0%

Restructuring

6.4%

0.9%

Total

7.3%

21.7%

2.0%

% F(U) Prior Year

Specialty Systems-North America
Key Points

Welding base revenues: +12% in Q4 due to stronger
equipment sales to construction; consumables and
components units also grew sales

Decorating base revenues: +2% growth led by hot stamp
business

Food Equipment base revenues: –3% in Q4 but operating
margins improve

Industrial packaging: Signode -4% base revenues in Q4;
consumables / machinery weak

Finishing base revenues: +13%; operating margins improve
180 basis points

ITW
Specialty Systems-International

2002

2003

Q4

Q4

Amount

%

Operating Revenues

461.1

542.4

81.3

17.6%

Operating Income

36.4

67.6

31.2

85.7%

Operating Margins

7.9%

12.5%

4.6%

F(U) Last Year

Specialty Systems-International
Quarterly Analysis

Operating

Operating

Operating

Revenue

Income

Margins

Base Business

Operating Leverage

-5.2%

-24.4%

-1.6%

Non Volume Related

70.1%

5.8%

Total

-5.2%

45.7%

4.2%

Acquisitions / Divestitures

9.3%

9.8%

-0.4%

Translation

13.5%

19.9%

-0.1%

Restructuring

10.3%

0.9%

Total

17.6%

85.7%

4.6%

% F(U) Prior Year

Specialty Systems-International
Key Points

.     Total packaging: -7% base revenues in Q4

Signode led decline for industrial packaging:

      -Europe: -9%

      -Asia/Pacific: -3%

Food Equipment: base revenues -4%; operating
margins improve more than 180 basis points in Q4

Finishing: base revenues +1% in Q4; margins +60
basis points due to slight improvement in auto
/general industrial end markets

Mid

%F(U)

Low

High

Point

2003

1st Quarter

Base Revenues

0%

3%

2%

Income Per Share-Diluted

$0.73

$0.81

$0.77

18%

Full Year

Base Revenues

1%

4%

3%

Income Per Share-Diluted

$3.66

$3.96

$3.81

13%

ITW
2004 Forecast

ITW 2004 Forecast
Key Assumptions

Exchange rates hold at year end levels.

Acquired revenues in the $500 to $700 million range.

Restructuring cost  of $55 to $65 million.

Goodwill and Intangible impairment cost  $5 to $15
million.

Tax rate of 34%.

ITW Conference Call

Q & A

Fourth Quarter

2003